Exhibit 10.28
Executed Version

Certain identified information marked with “[***]” has been omitted from this document because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

AMENDMENT No. 8 TO PURCHASE AGREEMENT COM0270-15

This Amendment No. 8 COM0668-19 (the "Amendment No. 8"), dated as of October 24, 2019 (“Amendment No. 8”) is between Embraer S.A. (“Embraer”) and Aircastle Holding Corporation Limited (“Buyer”) collectively referred to herein as the “Parties”, and constitutes an amendment and modification to Purchase Agreement COM0270-15 dated June 12th, 2015 as amended from time to time (the "Purchase Agreement").

All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Purchase Agreement and in case of any conflict between this Amendment No. 8 and the Purchase Agreement, this Amendment No. 8 shall control.

WHEREAS, [***];

WHEREAS, [***];

WHEREAS, [***].

NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1. [***].

2. [***].

3. [***].

4. [***].

5. [***].

6. [***].

7. [***].

8. [***].

9. REINSTATEMENT OF PURCHASE AGREEMENT

All other provisions and conditions of the referenced Purchase Agreement, as well as its related Attachments, which are not specifically modified by this Amendment No. 8 shall remain in full force and effect without any change.

10. COUNTERPARTS

This Amendment No. 8 may be signed by the parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

This Amendment No. 8 may be signed by facsimile with originals duly signed to follow by an internationally recognized courier.

[INTENTIONALLY LEFT BLANK - SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, EMBRAER and BUYER, by their duly authorized officers, have entered into and executed this Amendment No. 8 to be effective as of the date first written above.

EMBRAER S.A.	AIRCASTLE HOLDING CORPORATION LIMITED
By /s/ Nelson Salgado Name: Nelson Salgado Title: Executive Vice President & CFO	By /s/ Stephen Quinn Name: Stephen Quinn Title: Director
By /s/ Simon Newitt Name: Simon Newitt Title: Vice President, Contracts Commercial Aviation
Place: São José dos Campos - SPBrazil	Place: Stamford, CT USA

ATTACHMENT “[***]”

1.	STANDARD AIRCRAFT
1.1 The E195-E2 Aircraft shall be manufactured according to [***], which although not attached hereto, is incorporated herein by reference, and (ii) the characteristics described in the items below.
[***].

2.	OPTIONAL EQUIPMENT
The Aircraft will also be fitted with the following options selected by Buyer, [***]:
[***]

3.	EXTERIOR FINISHING
The fuselage of each Aircraft shall be painted according to [***], which has already been supplied to Embraer.

4.	DEFINITION OF THE AIRCRAFT INTERIOR SPECIFICATION [***]
The Aircraft interior configuration in terms of layout and interior monuments shall be in accordance the LOPA presented in this Attachment “[***].”. However, in case [***].
[***]. All such definitions shall be included in a document named Customer Check List (“CCL”). The lead time to have this document signed by the [***] shall be [***]:
[***]

5.	OPTIONAL EQUIPMENT MODIFICATION
The Aircraft optional configuration in terms of optional items shall be in accordance with the options included in Article 2 of this Attachment. However, in case [***], such changes shall be [***].
[***]

6. BUYER FURNISHED EQUIPMENT (BFE) AND BUYER INSTALLED EQUIPMENT (BIE)
In case [***], the following shall [***], the [***], as well as any other [***], shall be [***].
[***].

7.	EMBRAER RIGHT TO PERFORM FOR BUYER

[***].

8.	REGISTRATION MARKS, TRANSPONDER AND ELT CODES:
The Aircraft shall be delivered to Buyer with the registration marks painted on them. The registration marks, the transponder code and ELT protocol coding shall be supplied to Embraer by Buyer [***].
In case [***], Embraer shall be entitled to [***].

9.	EXPORT CONTROL ITEMS
The Aircraft contain certain equipment subject to export control under the United States of America law, which may require specific export control license (such as the ones equipped in the current generation of E-Jet’s, the IESI - Integrated Electronic Standby Instrument System with an embedded QRS-11 gyroscopic microchip and the IRU - Inertial Reference Unit).

Transfer or re-export of such items (whether or not incorporated into the Aircraft), as well as their related technology and software may require prior authorization from the US Government.

IT IS HEREBY AGREED AND UNDERSTOOD BY THE PARTIES THAT IF THERE IS ANY CONFLICT BETWEEN THE TERMS OF THIS ATTACHMENT “[***]” AND THE TERMS OF THE TECHNICAL DESCRIPTION ABOVE REFERRED, THE TERMS OF THIS ATTACHMENT “[***]” SHALL PREVAIL [***].